                                                                         EX 24


                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



       Signature                Title           Date


/s/ James E. Akins              Trustee         March 18, 1998
----------------------

                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



       Signature                Title           Date


/s/ Arthur R. Gottschalk        Trustee         March 18, 1998
------------------------

                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



       Signature                Title           Date


/s/ Frederick T. Kelsey         Trustee         March 18, 1998
-----------------------

                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



       Signature                Title           Date

/s/ Daniel Pierce               Trustee         March 18, 1998
----------------------

                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



       Signature                Title           Date


/s/ Fred B. Renwick             Trustee         March 18, 1998
----------------------

                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



       Signature                Title           Date


/s/ John B. Tingleff            Trustee         March 18, 1998
----------------------

                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



       Signature                Title           Date


/s/ Edmond D. Villani           Trustee         March 18, 1998
----------------------

                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



       Signature                Title           Date


/s/ John G. Weithers            Trustee         March 18, 1998
--------------------------